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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report:   September 27, 1996

Customedix Corporation
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(Exact name of registrant as specified in its charter)

Delaware                          1-7081                       22-1844840
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(State or other                   (Commission                  (I.R.S. Employer
jurisdiction of                   File Number)                  Identification
incorporation)                                                  Number)

53 North Plains Industrial Road, Wallingford, Connecticut  06492
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:
(203) 284-9079
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ITEM 5.         OTHER EVENTS.

        The press release of Customedix Corporation, dated September 27, 1996, is incorporated herein by reference and a copy of such press release is attached as an exhibit hereto. The Order and Final Judgment of the Court of Chancery of the State of Delaware was filed as Exhibit No. 99.2 to Customedix Corporation's Report on Form 8-K filed with the Securities and Exchange Commission on August 29, 1996.


ITEM 7.         EXHIBITS.

                The following exhibit is filed as a part of this Current Report on Form 8-K.

                Exhibit No.     Description
                -----------     -----------
                Exhibit 99.1    Press Release of Customedix Corporation,
                                dated September 27, 1996.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



September 27, 1996                              CUSTOMEDIX CORPORATION


                                                By:   /s/ Barry L. Kosowsky
                                                   ---------------------------
                                                   Name:  Barry L. Kosowsky
                                                   Title: Secretary




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                                 EXHIBIT INDEX

EXHIBIT NO.                     DESCRIPTION

99.1                            Press Release of Customedix Corporation, dated
                                September 27, 1996

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